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                                                                    Exhibit 99.5

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 (the "Assignee") and National City Mortgage Co., having an address at 3232 Newmark Drive, Miamisburg, Ohio 45342 (the "Company").

      In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by Merrill Lynch Bank, USA ("MLBUSA") from the Company pursuant to the Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2004, between MLBUSA and the Company, as amended by Amendment Number One, dated as of March 22, 2006 (the "Agreement"), shall be subject to the terms of this AAR Agreement. MLBUSA assigned all of its right, title and interest in, to and under the Agreement to the Assignor pursuant to the Assignment and Assumption Agreement, dated July 1, 2006, among MLBUSA, the Company and the Assignor (the "Assignment and Assumption Agreement"; together with the Agreement, the "Agreements"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreements.

Assignment and Assumption

      1. The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor is retaining the right to enforce the representations and warranties with respect to the Assigned Loans and the Company, prior to the date hereof.

Representations; Warranties and Covenants

      2. The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

            a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b. The Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to the Assignee as contemplated herein, the

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                  Assignee shall have good title to each and every Assigned
                  Loan, as well as any and all of the Assignor's interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

            c. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Agreements;

            d. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

            e. The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

            f. The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the

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                  Assigned Loans, or solicited any offer to buy or accept
                  transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

            h. The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to
                  Section 2.04 of the Agreement with respect to the Assigned Loans.

      3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company as of the date hereof:

            a. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

            b. The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Company, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or

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

                  performance by the Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

            d. There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignee, would adversely affect the Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

            e. The Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state; and

            f. The Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

      4. The Company warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

            a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Agreements;

            c. The Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the

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

                  Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

            e. The Company shall establish a Custodial Account and an Escrow Account under the Agreement in favor of the Assignee with respect to the Assigned Loans separate from the Custodial Account and the Escrow Account previously established under the Agreement in favor of the Assignor; and

            f. No event has occurred from the applicable Closing Date to the date hereof which would render the representations and warranties as to the Company and the Assigned Loans made by the Company in Section 3.01 and Section 3.02 of the Agreement to be untrue in any material respect.

Recognition of the Assignee

      5. From and after the date hereof, the Company shall recognize the Assignee as owner of the Assigned Loans and will service the Assigned Loans for the Assignee as if the Assignee and the Company had entered into a separate servicing agreement for the servicing of the Assigned Loans in the form of the Agreement (as modified herein), the terms of which are incorporated herein by reference. In addition, the Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2006, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer has the right to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant

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to the Agreement will be made in accordance with the following wire transfer instructions:

                        Bank: Wells Fargo Bank, N.A.
                        ABA Routing Number: 121-000-248
                        Account Name: Corporate Trust Clearing
                        Account Number: 3970771416
                        For Credit to: MLMI Series 2006-A4, Acct# 50935300

and the Company shall deliver all reports required to be delivered under the Agreement to the Assignee and to the Master Servicer at:

                        Wells Fargo Bank, N.A.
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045
                        Attention: Client Manager - MLMI 2006-A4

            The Company agrees to indemnify and hold harmless the Assignee, each director of the Assignee, each officer of the Assignee who signed the Registration Statement, the Underwriter and each person, if any, who controls the Assignee or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, including, without limitation, with respect to disputes between the parties, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the omission or the alleged omission to state in the Prospectus Supplement a material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by the Company specifically for use in the sections of the Prospectus Supplement entitled "Description of the Mortgage Pools - The Transaction Parties - The Originators - National City Mortgage
Co.", "Description of the Mortgage Pools - Underwriting Guidelines - National City Mortgage Co. Underwriting Guidelines" and "Servicing of the Mortgage Loans
- The Servicers - National City Mortgage Co."

            It is the intention of the Assignor, the Company and the Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Assignee.

            For purposes of Section 6.08 of the Agreement, the Company is hereby notified, and the Company hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

Modification of the Agreement

      6. The following definitions are added to Article I of the Agreement:

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

      "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

      "Nonrecoverable Advance: Any Monthly Advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Company delivered to the Purchaser and the Master Servicer and detailing the reasons for such determination."

      7. The definition of "Business Day" in Article I of the Agreement is deleted in its entirety and replaced with the following:

      "Business Day. Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of Ohio, the State of New York, the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed."

      8. The definition of "Remittance Date" in Article I of the Agreement is deleted in its entirety and replaced with the following:

      "Remittance Date. The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of any month, beginning with the First Remittance Date."

      9. The following is added as Subsection 4.05(ix) of the Agreement:

            "(ix) to reimburse itself for any Nonrecoverable Advances;"

      10. The Assignee and the Company hereby amend Section 4.18 of the Agreement by adding the following sentence at the end of the first paragraph thereof:

      "Such report will be in the format set forth in Exhibit N-3 to the Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Company."

      11. The Assignee and the Company hereby amend Section 5.01 of the Agreement by deleting the second paragraph in its entirety and replacing it with the following:

      "With respect to any remittance received by the Purchaser after the Business Day following the Business Day on which such remittance was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.

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

      Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

      12. The Assignee and the Company hereby amend Section 5.02 of the Agreement by deleting the first paragraph of such section in its entirety and replacing it with the following:

      "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Purchaser or its designee a delinquency report in the form set forth in Exhibit N-1, a monthly remittance advice in the form set forth in Exhibit N-2, and a realized loss report in the form set forth in Exhibit N-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

      13. The Assignee and the Company hereby amend Section 6.05 of the Agreement by deleting such section in its entirety and replacing it with the following:

      "(a) No later than March 15th of each year for so long as the Mortgage Loans are master serviced by the Master Servicer, the Company at its expense shall cause a firm of independent public accountants (which may also render other services to the Company) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee and the Master Servicer in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

      (b) For so long as the Mortgage Loans are being master serviced by the Master Servicer, by February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty
      (30) days written request, an officer of the Company shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and agents, certifying as to the following matters:

      (i) Based on my knowledge, the information in the Annual Statement as to Compliance, the Annual Independent Public Accountants' Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not leading as of the date of this certification;

      (ii) The servicing information required to be provided to the Master Servicer by the Company under the Agreement has been provided to the Master Servicer;

      (iii) I am responsible for reviewing the activities performed by the Company under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement as to Compliance and the Annual Independent Public Accountants' Servicing Report submitted to the Master Servicer, the Company has, as of the date of this certification, fulfilled its obligations under this Agreement; and

      (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.

      (c) The Company shall indemnify and hold harmless the Master Servicer and its affiliates, and in each case, its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Company or any of its officers, directors, agents or affiliates of its obligations under Section 6.04 or Section 6.05 or the negligence, bad faith or willful misconduct of the Company in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Company agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Company on the other in connection with a breach of the Company's obligations under Section 6.04 or Section 6.05 or the Company's negligence, bad faith or willful misconduct in connection therewith."

      14. The Assignee and the Company hereby amend Section 7A.01 of the Agreement by deleting the last sentence of such section and replacing it with:

            "In connection with any Securitization Transaction, the Company shall cooperate as set forth herein with the Purchaser and any Master Servicer or any Depositor to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, any Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance."

      15. The Assignee and the Company hereby amend Section 7A.02(a) of the Agreement by replacing "The Company hereby represents to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 7A.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date and unless otherwise disclosed in such information provided under Section 7A.03:" with:

            "The Company hereby represents to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 7A.03 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date and unless otherwise disclosed in such information provided under Section 7A.03:"

      16. The Assignee and the Company hereby amend Section 7A.02(b) of the Agreement to replace, in both places, "the Purchaser or any Depositor" with "the Purchaser, any Master Servicer or any Depositor."

      17. The Assignee and the Company hereby amend Section 7A.03(c)(B)(5) of the Agreement to replace "Purchase" with "Purchaser."

      18. The Assignee and the Company hereby amend Section 7A.03(d) of the Agreement to replace "(i) notify the Purchaser and any Depositor in writing" with "(i) notify the Purchaser, any Master Servicer and any Depositor in writing."

      19. The Assignee and the Company hereby amend Section 7A.03(e) of the Agreement to replace "the Company shall provide to the Purchaser and any Depositor" with "the Company shall provide to the Purchaser, any Master Servicer and any Depositor."

      20. The Assignee and the Company hereby amend Section 7A.04 of the Agreement by deleting such section in its entirety and replacing it with the following:

            "On or before March 1st of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser, the Master Servicer and the Depositor a statement of compliance addressed to the Purchaser, the Master Servicer and the Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof."

      21. The Assignee and the Company hereby amend Section 7A.05(a)(i) of the Agreement to replace "the Purchaser and any Depositor" with "the Purchaser, any Master Servicer and any Depositor" and to replace "the Purchaser and such Depositor" with "the Purchaser, such Master Servicer and such Depositor."

      22. The Assignee and the Company hereby amend Section 7A.05(a)(ii) of the

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

Agreement to replace "the Purchaser and any Depositor" with "the Purchaser, any Master Servicer and any Depositor" and to replace "the Purchase and such Depositor" with "the Purchaser, such Master Servicer and such Depositor."

      23. The Assignee and the Company hereby amend Section 7A.05(a)(iii) of the Agreement by replacing "the Purchaser and any Depositor" with "the Purchaser, any Master Servicer and any Depositor."

      24. The Assignee and the Company hereby amend Section 7A.05(a)(iv) of the Agreement by replacing "the Purchaser, any Depositor" with "the Purchaser, any Master Servicer, any Depositor."

      25. The Assignee and the Company hereby amend Section 7A.06(a) of the Agreement to replace "the Purchaser or any Depositor" with "the Purchaser, any Master Servicer or any Depositor."

      26. The Assignee and the Company hereby amend Section 7A.06(b) of the Agreement to replace "the Purchaser or any Depositor" with "the Purchaser, any Master Servicer or any Depositor," to replace "the Purchaser and any Depositor" with "the Purchaser, any Master Servicer and any Depositor" and to replace "the Purchaser and such Depositor" with "the Purchaser, such Master Servicer and such Depositor."

      27. The Assignee and the Company hereby amend Section 7A.07 of the Agreement to replace "each Person" with "each Person (including but not limited to any Master Servicer, if applicable)."

      28. The Assignee and the Company hereby amend the Agreement to add the following new Section 7A.09:

            "Section 7A.09. Third Party Beneficiary.

            For purposes of this Article 7A and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

      29. The Assignee and the Company hereby amend Section 10.01 of the Agreement by adding the following subsection:

      "(x) failure by the Company to duly perform, within the required time period, its obligations under Section 6.04 and Section 6.05 of the Agreement, which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Agreement or by the Master Servicer."

      30. The Assignee and the Company hereby amend the Agreement by adding the following as Section 12.21 of the Agreement:

      "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

      31. The Assignee and the Company hereby amend Exhibit B of the Agreement by deleting it in its entirety and replacing it with the following:

                                   "EXHIBIT B

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":



                                              SERVICING CRITERIA                                  APPLICABLE
                  ------------------------------------------------------------------------------  SERVICING
   REFERENCE                                      CRITERIA                                         CRITERIA
----------------  ------------------------------------------------------------------------------  ----------
                                            GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)     Policies and procedures are instituted to monitor any performance or other
                  triggers and events of default in accordance with the transaction agreements.       X

1122(d)(1)(ii)    If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and
                  compliance with such servicing activities.                                          X

1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of
                  the transaction agreements.                                                         X

                                        CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)     Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
                  agreements.                                                                         X

1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an obligor or to an investor
                  are made only by authorized personnel.                                              X

1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are
                  made, reviewed and approved as specified in the transaction agreements.             X

1122(d)(2)(iv)    The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                  transaction agreements.                                                             X

1122(d)(2)(v)     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets
                  the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.                X

1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized access.               X

                                              SERVICING CRITERIA                                  APPLICABLE
                  ------------------------------------------------------------------------------  SERVICING
   REFERENCE                                      CRITERIA                                         CRITERIA
----------------  ------------------------------------------------------------------------------  ----------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements;
                  (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction
                  agreements.                                                                         X

                                        INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)     Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
                  Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of
                  mortgage loans serviced by the Servicer.                                            X

1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction
                  agreements.                                                                         X

1122(d)(3)(iii)   Disbursements made to an investor are posted within two business days to the
                  Servicer's investor records, or such other number of days specified in the
                  transaction agreements.                                                             X

1122(d)(3)(iv)    Amounts remitted to investors per the investor reports agree with cancelled
                  checks, or other form of payment, or custodial bank statements.                     X

                                             POOL ASSET ADMINISTRATION

1122(d)(4)(i)     Collateral or security on mortgage loans is maintained as required by the
                  transaction agreements or related mortgage loan documents.                          X

1122(d)(4)(ii)    Mortgage loan and related documents are safeguarded as required by the
                  transaction agreements.                                                             X

1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the
                  transaction agreements.                                                             X

1122(d)(4)(iv)    Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage
                  loan documents.                                                                     X

1122(d)(4)(v)     The Servicer's records regarding the mortgage loans agree with the Servicer's
                  records with respect to an obligor's unpaid principal balance.                      X

1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's mortgage loans
                  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related
                  pool asset documents.                                                               X

                                              SERVICING CRITERIA                                  APPLICABLE
                  ------------------------------------------------------------------------------  SERVICING
   REFERENCE                                      CRITERIA                                         CRITERIA
----------------  ------------------------------------------------------------------------------  ----------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the
                  timeframes or other requirements established by the transaction agreements.         X

1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.
                  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
                  temporary (e.g., illness or unemployment).                                          X

1122(d)(4)(ix)    Adjustments to interest rates or rates of return for mortgage loans with
                  variable rates are computed based on the related mortgage loan documents.           X

1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as escrow accounts):
                  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                  and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
                  specified in the transaction agreements.                                            X

1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates,
                  or such other number of days specified in the transaction agreements.               X

1122(d)(4)(xii)   Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the obligor's error or omission.        X

1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of
                  days specified in the transaction agreements.                                       X

1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are recognized and
                  recorded in accordance with the transaction agreements.                             X

1122(d)(4)(xv)    Any external enhancement or other support, identified in Item 1114(a)(1) through
                 (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

            (a)The Assignee and the Company hereby amend the Agreement to add the following Exhibit N-1, Exhibit N-2 and Exhibit N-3 to the Agreement:

                                  "EXHIBIT N-1

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

                                                                                                  FORMAT
COLUMN/HEADER NAME                                DESCRIPTION                       DECIMAL      COMMENT
---------------------------  -----------------------------------------------------  -------  ----------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.
                             This may be different than the LOAN_NBR

LOAN_NBR A                   unique identifier assigned to each loan by the
                             originator.

CLIENT_NBR                   Servicer Client Number

SERV_INVESTOR_NBR            Contains a unique number as assigned by an external
                             servicer to identify a group of loans in their
                             system.

BORROWER_FIRST_NAME          First Name of the Borrower.

BORROWER_LAST_NAME           Last name of the borrower.

PROP_ADDRESS                 Street Name and Number of Property

PROP_STATE                   The state where the  property located.

PROP_ZIP                     Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment is due to             MM/DD/YYYY
                             the servicer at the end of processing cycle, as
                             reported by Servicer.

LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was filed.               MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR          The case number assigned by the court to the
                             bankruptcy filing.

POST_PETITION_DUE_DATE       The payment due date once the bankruptcy has been               MM/DD/YYYY
                             approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From Bankruptcy.  Either           MM/DD/YYYY
                             by Dismissal, Discharged and/or a Motion For Relief
                             Was Granted.

LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved By The                MM/DD/YYYY
                             Servicer

LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A Loan Such
                             As;

LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is Scheduled To              MM/DD/YYYY
                             End/Close

LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually Completed              MM/DD/YYYY

FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the servicer with           MM/DD/YYYY
                             instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to Pursue                    MM/DD/YYYY
                             Foreclosure

FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in a                   MM/DD/YYYY
                             Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is expected to             MM/DD/YYYY
                             occur.

FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                        MM/DD/YYYY

FRCLSR_SALE_AMT              The amount a property sold for at the foreclosure         2     No commas(,) or
                             sale.                                                           dollar signs ($)

EVICTION_START_DATE          The date the servicer initiates eviction of the                 MM/DD/YYYY
                             borrower.

EVICTION_COMPLETED_DATE      The date the court revokes legal possession of the              MM/DD/YYYY
                             property from the borrower.

LIST_PRICE                   The price at which an REO property is marketed.           2     No commas(,) or
                                                                                             dollar signs ($)

LIST_DATE                    The date an REO property is listed at a particular              MM/DD/YYYY
                             price.

OFFER_AMT                    The dollar value of an offer for an REO property.         2      No commas(,) or
                                                                                             dollar signs ($)

OFFER_DATE_TIME              The date an offer is received by DA Admin or by the             MM/DD/YYYY
                             Servicer.

REO_CLOSING_DATE             The date the REO sale of the property is scheduled to           MM/DD/YYYY
                             close.

REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                                         MM/DD/YYYY

OCCUPANT_CODE                Classification of how the property is occupied.

PROP_CONDITION_CODE          A code that indicates the condition of the property.

PROP_INSPECTION_DATE         The date a  property inspection is performed.                   MM/DD/YYYY

APPRAISAL_DATE               The date the appraisal was done.                                MM/DD/YYYY

CURR_PROP_VAL                The current "as is" value of the property based on        2
                             brokers price opinion or appraisal.

REPAIRED_PROP_VAL            The amount the property would be worth if repairs are     2
                             completed pursuant to a broker's price opinion or
                             appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan

DELINQ_REASON_CODE           The circumstances which caused a borrower to stop
                             paying on a loan.   Code indicates the reason why the
                             loan is in default for this cycle.

MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was Filed With Mortgage           MM/DD/YYYY
                             Insurance Company.

MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim Filed                        No commas(,) or
                                                                                             dollar signs ($)

MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company Disbursed Claim                 MM/DD/YYYY
                             Payment

MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company Paid On Claim           2     No commas(,) or
                                                                                             dollar signs ($)

POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool Insurance Company                MM/DD/YYYY

POOL_CLAIM_AMT               Amount of Claim Filed With Pool Insurance Company         2     No commas(,) or
                                                                                             dollar signs ($)

POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The Check Was Issued By              MM/DD/YYYY
                             The Pool Insurer

POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool Insurance Company            2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE  Date FHA Part A Claim Was Filed With HUD                        MM/DD/YYYY

FHA_PART_A_CLAIM_AMT         Amount of FHA Part A Claim Filed                          2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE   Date HUD Disbursed Part A Claim Payment                         MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT    Amount HUD Paid on Part A Claim                           2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE  Date FHA Part B Claim Was Filed With HUD                        MM/DD/YYYY

FHA_PART_B_CLAIM_AMT         Amount of FHA Part B Claim Filed                          2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE   Date HUD Disbursed Part B Claim Payment                         MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT    Amount HUD Paid on Part B Claim                           2     No commas(,) or
                                                                                             dollar signs ($)

VA_CLAIM_FILED_DATE          Date VA Claim Was Filed With the Veterans Admin                 MM/DD/YYYY

VA_CLAIM_PAID_DATE           Date Veterans Admin. Disbursed VA Claim Payment                 MM/DD/YYYY

VA_CLAIM_PAID_AMT            Amount Veterans Admin. Paid on VA Claim                   2     No commas(,) or
                                                                                             dollar signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      -     ASUM-     Approved Assumption
      -     BAP-      Borrower Assistance Program
      -     CO-       Charge Off
      -     DIL-      Deed-in-Lieu
      -     FFA-      Formal Forbearance Agreement
      -     MOD-      Loan Modification
      -     PRE-      Pre-Sale
      -     SS-       Short Sale

      -     MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      -     Mortgagor
      -     Tenant
      -     Unknown
      -     Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      -     Damaged
      -     Excellent
      -     Fair
      -     Gone
      -     Good
      -     Poor
      -     Special Hazard
      -     Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY
   CODE                DELINQUENCY DESCRIPTION
-----------   -----------------------------------------
001           FNMA-Death of principal mortgagor
002           FNMA-Illness of principal mortgagor
003           FNMA-Illness of mortgagor's family member
004           FNMA-Death of mortgagor's family member
005           FNMA-Marital difficulties
006           FNMA-Curtailment of income
007           FNMA-Excessive Obligation
008           FNMA-Abandonment of property
009           FNMA-Distant employee transfer
011           FNMA-Property problem
012           FNMA-Inability to sell property
013           FNMA-Inability to rent property
014           FNMA-Military Service
015           FNMA-Other
016           FNMA-Unemployment
017           FNMA-Business failure
019           FNMA-Casualty loss
022           FNMA-Energy environment costs
023           FNMA-Servicing problems
026           FNMA-Payment adjustment
027           FNMA-Payment dispute
029           FNMA-Transfer of ownership pending
030           FNMA-Fraud
031           FNMA-Unable to contact borrower
INC           FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE              STATUS DESCRIPTION
-----------   -----------------------------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy

                                   EXHIBIT N-2

STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                                             MAX
     COLUMN NAME                      DESCRIPTION               DECIMAL            FORMAT COMMENT            SIZE
----------------------   ------------------------------------   -------   --------------------------------   ----
SER_INVESTOR_NBR         A value assigned by the Servicer to              Text up to 10 digits                20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each             Text up to 10 digits                10
                         loan by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan               Text up to 10 digits                10
                         by the Servicer.  This may be
                         different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the             Maximum length of 30 (Last,         30
                         file.  It is not separated by first              First)
                         and last name.

SCHED_PAY_AMT            Scheduled monthly principal and           2      No commas(,) or dollar signs ($)    11
                         scheduled interest payment that a
                         borrower is expected to pay, P&I
                         constant.

NOTE_INT_RATE            The loan interest rate as reported        4      Max length of 6                      6
                         by the Servicer.

NET_INT_RATE             The loan gross interest rate less         4      Max length of 6                      6
                         the service fee rate as reported by
                         the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan        4      Max length of 6                      6
                         as reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan      2      No commas(,) or dollar signs ($)    11
                         as reported by the Servicer.

NEW_PAY_AMT              The new loan payment amount as            2      No commas(,) or dollar signs ($)    11
                         reported by the Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the      4      Max length of 6                      6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to        4      Max length of 6                      6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs ($)    11
                         balance at the beginning of the
                         processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs ($)    11
                         balance at the end of the processing
                         cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing                MM/DD/YYYY                          10
                         cycle that the borrower's next
                         payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be        2      No commas(,) or dollar signs ($)    11
                         applied.

SERV_CURT_DATE_1         The curtailment date associated with             MM/DD/YYYY                          10
                         the first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the           2      No commas(,) or dollar signs ($)    11
                         first curtailment amount, if
                         applicable.

SERV_CURT_AMT_2          The second curtailment amount to be       2      No commas(,) or dollar signs ($)    11
                         applied.

SERV_CURT_DATE_2         The curtailment date associated with             MM/DD/YYYY                          10
                         the second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the           2      No commas(,) or dollar signs ($)    11
                         second curtailment amount, if
                         applicable.

SERV_CURT_AMT_3          The third curtailment amount to be        2      No commas(,) or dollar signs ($)    11
                         applied.

SERV_CURT_DATE_3         The curtailment date associated with             MM/DD/YYYY                          10
                         the third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the           2      No commas(,) or dollar signs ($)    11
                         third curtailment amount, if
                         applicable.

PIF_AMT                  The loan "paid in full" amount as         2      No commas(,) or dollar signs ($)    11
                         reported by the Servicer.

PIF_DATE                 The paid in full date as reported by             MM/DD/YYYY                          10
                         the Servicer.

ACTION_CODE              The standard FNMA numeric code used              Action Code Key: 15=Bankruptcy,      2
                         to indicate the default/delinquent               30=Foreclosure, , 60=PIF,
                         status of a particular loan.                     63=Substitution,
                                                                          65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest                2      No commas(,) or dollar signs ($)    11
                         adjustment as reported by the
                         Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment         2      No commas(,) or dollar signs ($)    11
                         amount, if applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if       2      No commas(,) or dollar signs ($)    11
                         applicable.

LOAN_LOSS_AMT            The amount the Servicer is passing        2      No commas(,) or dollar signs ($)    11
                         as a loss, if applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal       2      No commas(,) or dollar signs ($)    11
                         amount due at the beginning of the
                         cycle date to be passed through to
                         investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due       2      No commas(,) or dollar signs ($)    11
                         to investors at the end of a
                         processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as         2      No commas(,) or dollar signs ($)    11
                         reported by the Servicer for the
                         current cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount       2      No commas(,) or dollar signs ($)    11
                         less the service fee amount for the
                         current cycle as reported by the
                         Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount               2      No commas(,) or dollar signs ($)    11
                         collected by the Servicer for the
                         current reporting cycle -- only
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount          2      No commas(,) or dollar signs ($)    11
                         less the service fee amount for the
                         current reporting cycle as reported
                         by the Servicer -- only applicable
                         for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a        2      No commas(,) or dollar signs ($)    11
                         borrower prepays on his loan as
                         reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for         2      No commas(,) or dollar signs ($)    11
                         the loan waived by the servicer.

MOD_DATE                 The Effective Payment Date of the                MM/DD/YYYY                          10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                           Varchar - value can be alpha or     30
                                                                          numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal         2      No commas(,) or dollar signs ($)    11
                         and interest advances made by
                         Servicer.

                                   EXHIBIT N-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332 - INSTRUCTION SHEET

      NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

      The numbers on the 332 form correspond with the numbers listed below.

      LIQUIDATION AND ACQUISITION EXPENSES:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

              (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      CREDITS:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent /Attorney

              Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note:    For HUD/VA loans, use line (18a) for Part A/Initial
                      proceeds and line (18b) for Part B/Supplemental proceeds.

      TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: _____________________               Date: ________________________

Phone: ___________________________   Email Address:  __________________________

Servicer Loan No.        Servicer Name              Servicer Address

WELLS FARGO BANK, N.A. LOAN NO. ________________________________

Borrower's Name:  ___________________________________________________

Property Address: ___________________________________________________

LIQUIDATION TYPE:  REO SALE        3RD PARTY SALE     SHORT SALE     CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN        YES         NO
If "Yes", provide deficiency or cramdown amount
                                                ______________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan     $ ______________ (1)
(2)  Interest accrued at Net Rate                         ________________ (2)
(3)  Accrued Servicing Fees                               ________________ (3)
(4)  Attorney's Fees                                      ________________ (4)
(5)  Taxes (see page 2)                                   ________________ (5)
(6)  Property Maintenance                                 ________________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)            ________________ (7)
(8)  Utility Expenses                                     ________________ (8)
(9)  Appraisal/BPO                                        ________________ (9)
(10) Property Inspections                                 ________________ (10)
(11) FC Costs/Other Legal Expenses                        ________________ (11)
(12) Other (itemize)                                      ________________ (12)
         Cash for Keys _________________________          ________________ (12)
         HOA/Condo Fees ______________________            ________________ (12)
         ____________________________                     ________________ (12)

         TOTAL EXPENSES                                   $ ______________ (13)
CREDITS:
(14) Escrow Balance                                       $ ______________ (14)
(15) HIP Refund                                           ________________ (15)
(16) Rental Receipts                                      ________________ (16)
(17) Hazard Loss Proceeds                                 ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance         ________________ (18a) HUD
Part A
                                                          ________________ (18b) HUD

Part B

(19) Pool Insurance Proceeds                              ________________ (19)

(20) Proceeds from Sale of Acquired Property              ________________ (20)
(21) Other (itemize)                                      ________________ (21)
                _____________________                     ________________ (21)

              TOTAL CREDITS                               $_______________ (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                   $_______________ (23)

ESCROW DISBURSEMENT DETAIL

  TYPE                  PERIOD OF                BASE
(TAX /INS.)  DATE PAID  COVERAGE   TOTAL PAID   AMOUNT   PENALTIES   INTEREST
-----------  ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

----------   ---------  --------   ----------   ------   ---------   --------

Miscellaneous

      32. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

            a.    In the case of the Company,

                  National City Mortgage Co.
                  3232 Newmark Drive
                  Miamisburg, Ohio 45342
                  Attention: Richard Buck

            b.    In the case of the Assignor,

                  Merrill Lynch Mortgage Lending, Inc.
                  World Financial Center
                  South Tower
                  New York, New York 10281
                  Attention: MLMI 2006-A4

            c.    In the case of the Assignee,

                  Merrill Lynch Mortgage Investors, Inc.
                  4 World Financial Center, 10th Floor
                  New York, New York 10281
                  Attention: MLMI 2006-A4

      17. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      18. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      19. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively hereunder.

      20. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

      21. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      22. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor

By:
   _____________________________________
Name:
Title:

MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee

By:
   _____________________________________
Name:
Title:

NATIONAL CITY MORTGAGE CO.
Company

By:
   _____________________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer

By:
   _____________________________________
Name:
Title:

                                  ATTACHMENT 1

                             ASSIGNED LOAN SCHEDULE
                             (Provided Upon Request)

                                  ATTACHMENT 2

               MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                                              29